BLACKROCK FUNDSSM

BlackRock Emerging Markets Equity Strategies Fund

Supplement dated February 13, 2020 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of the Fund,

each dated April 30, 2019

On February 12, 2020, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock Emerging Markets Equity Strategies Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on April 14, 2020, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about April 21, 2020 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-EMES-0220SUP